--------------------------------------------------------------------------------



                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 30, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                    333-106323                30-0183252
----------------------------        ---------------        ---------------------
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


   383 Madison Avenue
  New York, New York                                               10l79
-----------------------------                              ---------------------
 (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
  EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000






--------------------------------------------------------------------------------

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of January 1, 2004 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and LaSalle Bank National Association, as trustee.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            STRUCTURED ASSET MORTGAGE
                                            INVESTMENTS II INC.


                                            By:     /s/ Baron Silverstein
                                                 ------------------------------
                                            Name:    Baron Silverstein
                                            Title:   Vice President


Dated: February 12, 2004

                                  EXHIBIT INDEX



                    Item 601 (a) of       Sequentially
Exhibit             Regulation S-K        Numbered
Number              Exhibit No.           Description                      Page
------              -----------           -----------                      ----
1                   4                     Pooling and Servicing            5
                                          Agreement

                                    EXHIBIT 1